UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 26, 2010

CYMER, INC.

(Exact name of registrant as specified in its charter)

NEVADA	0-21321	33-0175463
(State or jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17075 THORNMINT COURT

SAN DIEGO, CALIFORNIA 92127

(Address of principal executive offices)

(858) 385-7300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On February 26, 2010, the Compensation Committee of our Board of Directors approved the individual equity awards granted under our Long-Term Incentive Bonus Program (“LTIP”) for 2010. The equity awards are comprised of performance restricted stock unit (“PRSU”) awards and restricted stock unit (“RSU”) awards. The shares subject to the PRSU awards are subject to adjustment based on the level of our achievement of several financial performance measures during 2010, and the adjusted number of shares, if any, vest and become issuable in three equal installments with the initial installment vesting upon determination of our level of achievement and the second and third installments vesting on January 1, 2012 and 2013, respectively. The shares subject to the RSU awards vest and become issuable in three equal annual installments beginning January 1, 2011. The total value of all annual PRSU and RSU awards granted to each participant in the LTIP, assuming that exactly 100% of the financial performance measures are achieved, is determined by reference to a target award value for that participant’s position. The Compensation Committee did not materially change the target award values from those set for 2009.

The annual awards granted to our named executive officers are as follows:

Executive Officer	Number of PRSUs(1)	Number of RSUs
Robert P. Akins, Chairman of the Board and Chief Executive Officer	24,000	12,000
Edward J. Brown, Jr., President and Chief Operating Officer	18,000	9,000
Paul B. Bowman, Senior Vice President, Chief Financial Officer and Secretary	11,600	5,800

(1)	The number of shares subject to a PRSU award will increase if we achieve greater than 100% of the applicable financial performance measure.

In addition to the annual awards, the Compensation Committee approved supplemental PRSU and RSU awards for certain participants to increase their potential equity ownership to market levels for comparable positions.

The supplemental awards granted to our named executive officers are as follows:

Executive Officer	Number of PRSUs(1)	Number of RSUs
Robert P. Akins, Chairman of the Board and Chief Executive Officer	33,333	16,667
Edward J. Brown, Jr., President and Chief Operating Officer	16,667	8,333
Paul B. Bowman, Senior Vice President, Chief Financial Officer and Secretary	10,000	5,000

(1)	The number of shares subject to a PRSU award will increase if we achieve greater than 100% of the applicable financial performance measure.

Forward Looking Statements

Statements in this report that are not strictly historical in nature are forward-looking statements. These statements include statements regarding amounts potentially realizable under the LTIP. These statements are predictions based on current information and expectations that involve a number of risks and uncertainties. Actual events or results may differ materially from those projected in any of such statements due to various factors, including but not limited to our future operating results. For a discussion of these and other factors which may cause actual events or our results to differ from those projected, please refer to our most recent annual report on Form 10-K and quarterly reports on Form 10-Q, as well as other subsequent filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYMER, INC.

	By:	/s/ Paul B. Bowman
Date: March 4, 2010		Paul B. Bowman
Senior Vice President, Chief Financial Officer and Secretary